UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2005

PPOL,INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	000-50065	95-4436774
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification Number)
organization)

1 City Boulevard West, Suite 820		92868
Orange, California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 937-3211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8: Other Events.

Item 8.01  Other Events.

On June 30, 2005, we filed a Notification of Late Filing on Form 12b-25 to report that we were unable to file our annual report on Form 10-K by the prescribed due date of June 29, 2005.  We also reported that we anticipated filing the subject report not later than the 15th calendar day following the prescribed due date.

We have now determined that it is not likely that we will be able to meet our anticipated filing date of July 14, 2005, as we do not anticipate that the audit of our financial statements for the year ended March 31, 2005 will be completed by that date.  We intend to file our Form 10-K immediately upon completion of the audit.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2005

PPOL, Inc.

	By:	/s/ Richard Izumi
Richard Izumi
Chief Financial Officer and Secretary